UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2012

Apartment Trust of America, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101, Richmond, Virginia 23230

(Address of principal executive offices)

(Zip Code)

(804) 237-1335

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 26, 2012, we held our 2012 Annual Meeting of Stockholders. At the meeting, our stockholders voted on the following three proposals: (i) to elect five directors, each to hold office for a one-year term expiring at the 2013 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies; (ii) a non-binding advisory resolution approving the compensation of our named executive officer; and (iii) a non-binding advisory vote regarding the frequency of a non-binding advisory vote on named executive officer compensation. The three proposals are described in detail in our definitive proxy statement, dated April 27, 2012, as filed on Schedule 14A on April 27, 2012.

Proposal No. 1 – to elect five directors, each to hold office for a one-year term expiring at the 2013 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies

Each of the five nominees for director was elected by our stockholders by the requisite vote necessary for approval, and the voting results are set forth below:

Name of Director	For	Withheld
Stanley J. Olander, Jr.	9,595,371.878	893,146.050
Andrea R. Biller	9,582,539.148	905,958.780
Glenn W. Bunting, Jr.	9,593,551.878	894,946.050
Robert A. Gary, IV	9,595,351.878	893,146.050
Richard S. Johnson	9,594,680.957	893,816.971

No broker non-votes were cast in the election of our directors.

Proposal No. 2 – non-binding advisory resolution approving the compensation of our named executive officer

The voting results for this non-binding advisory resolution are set forth below:

For	Against	Abstentions
8,659,649.662	967,259.326	861,588.94

No broker non-votes were cast in the vote regarding the non-binding advisory resolution approving the compensation of our named executive officer.

Proposal No. 3 – non-binding advisory vote regarding the frequency of a non-binding advisory vote on named executive officer compensation

The voting results for this non-binding advisory vote are set forth below:

Every Three Years	Every Two Years	Every Year	Abstentions
7,049,508.37	831,167.07	1,733,144.82	874,677.66

No broker non-votes were cast in the vote regarding the frequency of a non-binding advisory vote on named executive officer compensation. As this was a non-binding advisory vote, our Board of Directors will make a final determination regarding the frequency of future non-binding advisory votes on named executive officer compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apartment Trust of America, Inc.

Dated: June 26, 2012	By:	/s/ Gustav G. Remppies
	Name:	Gustav G. Remppies
	Title:	President

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